Accounts Receivable	12 Months Ended
Dec. 31, 2018
Receivables [Abstract]
Accounts Receivable

5. Accounts Receivable

An allowance for doubtful accounts is maintained for estimated losses resulting from the inability of our customers to make required payments. Accounts receivable are stated net of the allowance for doubtful accounts of $62.1 million at December 31, 2018 ($49.0 million at December 31, 2017 and $45.9 million at December 31, 2016).